Exhibit 10.23(f)

FIRST AMENDMENT TO

CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into to be effective as of December 31, 2010 (the “Effective Date”), among GREEN PLAINS CENTRAL CITY LLC, a Delaware limited liability company (“GPCC”), GREEN PLAINS HOLDINGS LLC, a Delaware limited liability company (“Holdings” and together with GPCC the “Borrower”), AGSTAR FINANCIAL SERVICES, PCA (“AgStar”) and the other commercial, banking or financial institutions whose signatures appear on the signature pages hereof or which hereafter become parties to the Credit Agreement (collectively, the “Banks”), and AGSTAR FINANCIAL SERVICES, PCA, and its successors and assigns, as Administrative Agent for itself and the other Banks (“Agent”).

RECITALS

A.     Borrower, Agent, and the Banks entered into a Credit Agreement dated as of July 2, 2009 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”) under which the Banks agreed to extend certain financial accommodations to Borrower.

B.     At the request of Borrower, the Banks have agreed to make certain modifications to the Credit Agreement, all in accordance with the terms and conditions of this Amendment.

C.     All terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

AGREEMENT

NOW THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.     Amendment to Defined Term. The following defined term as used in the Credit Agreement and other Loan Documents shall be amended and restated as follows:

“Maintenance Capital Expenditures” means all Capital Expenditures made in the ordinary course of business to maintain existing business operations of the GPCC in any fiscal year, determined in accordance with GAAP, consistently applied; provided however that for purposes of the Fixed Coverage Ratio if any such expenditure is separately funded by GPCC’s parent or an Affiliate of GPCC, through an equity investment in GPCC or under approved subordinated indebtedness consistent with the terms of this Agreement, it shall not be included as a Maintenance Capital Expenditure.

2.     Other Amendments. Subsection 5.02(c) of the Credit Agreement is hereby amended and restated to read as follows:

(c)     Capital Expenditures. Make any investment in fixed assets, other than Maintenance Capital Expenditures, in excess of the aggregate amount of One Million and No/100 Dollars ($1,000,000.00) during any fiscal year during the term of this Agreement; or

3.     Effect on Credit Agreement. Except as expressly amended by this Amendment, all of the terms of the Credit Agreement shall be unaffected by this Amendment and shall remain in full force and effect. Nothing contained in this Amendment shall be deemed to constitute a waiver of any rights of the Banks or to affect, modify, or impair any of the rights of the Banks as provided in the Credit Agreement.

4.     Conditions Precedent to Effectiveness of this Amendment. The obligations of the Banks hereunder are subject to the conditions precedent that Agent shall have received the following, in form and substance satisfactory to Agent:

a.     this Amendment duly executed by Borrower, Agent, and the Banks; and

b.     all other documents, instruments, or agreements required to be delivered to Agent under the Credit Agreement and not previously delivered to Agent.

5.     Representations and Warranties of Borrower. Borrower hereby agrees with, reaffirms, and acknowledges as follows:

a.     The execution, delivery and performance by Borrower of this Amendment is within Borrower’s power, has been duly authorized by all necessary action, and does not contravene: (i) the certificate of formation or operating agreement of Borrower; or (ii) any law or any contractual restriction binding on or affecting Borrower; and does not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties;

b.     This Amendment is, and each other Loan Document to which Borrower is a party when delivered will be, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditor’s rights generally and by general principles of equity; and

c.     All other representations, warranties and covenants contained in the Credit Agreement and the other Loan Documents are true and correct and in full force and effect.

6.     Counterparts. It is understood and agreed that this Amendment may be executed in several counterparts each of which shall, for all purposes, be deemed an original and all of which, taken together, shall constitute one and the same agreement even though all of the parties hereto may not have executed the same counterpart of this Amendment. Electronic delivery of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart to this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and duly authorized, as of the date first above written.

[SIGNATURE PAGE TO IMMEDIATELY FOLLOW THIS PAGE]

SIGNATURE PAGE TO

FIRST AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS CENTRAL CITY LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of December 31, 2010

BORROWER:

GREEN PLAINS CENTRAL CITY LLC,

a Delaware limited liability company

By: /s/ Ron B. Gillis

Name: Ron B. Gillis

Title: EVP Finance and Treasurer

and

GREEN PLAINS HOLDINGS LLC,

a Delaware limited liability company

By: /s/ Ron B. Gillis

Name: Ron B. Gillis

Title: EVP Finance and Treasurer

SIGNATURE PAGE TO

FIRST AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS CENTRAL CITY LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of December 31, 2010

AGENT:

AGSTAR FINANCIAL SERVICES, PCA,

as Administrative Agent

/s/ Mark Schmidt

By: Mark Schmidt

Its: Vice President

AGSTAR, as a Bank

AGSTAR FINANCIAL SERVICES, PCA,

/s/ Mark Schmidt

By: Mark Schmidt

Its: Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS CENTRAL CITY LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of December 31, 2010

1st FARM CREDIT SERVICES, PCA/FLCA, as a Bank

By: Dale A. Richardson

Its: VP Illinois Capital Markets Group

SIGNATURE PAGE TO

FIRST AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS CENTRAL CITY LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of December 31, 2010

AGCOUNTRY FARM CREDIT SERVICES, FLCA, as a Bank

/s/ James F. Baltezore

By: James F. Baltezore

Its: Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS CENTRAL CITY LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of December 31, 2010

AGFIRST FARM CREDIT BANK, as a Bank

/s/ Bruce B. Fortner

By: Bruce B. Fortner

Its: Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS CENTRAL CITY LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of December 31, 2010

BADGERLAND FINANCIAL, ACA, as a Bank

/s/ Larry Coulthard

By: Larry Coulthard

Its: VP Loan Participations & Capital Markets

SIGNATURE PAGE TO

FIRST AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS CENTRAL CITY LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of December 31, 2010

COFINA FINANCIAL, LLC, as a Bank

By: Brian Legried

Its: President

SIGNATURE PAGE TO

FIRST AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS CENTRAL CITY LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of December 31, 2010

FEDERAL AGRICULTURAL MORTGAGE CORPORATION, as a Bank

/s/ David D. Burman

By: David D. Burman

Its: Director Credit Operations

SIGNATURE PAGE TO

FIRST AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS CENTRAL CITY LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of December 31, 2010

FARM CREDIT SERVICES OF MID-AMERICA, PCA, as a Bank

/s/ Mark Strebel

By: Mark Strebel

Its: Credit Officer

SIGNATURE PAGE TO

FIRST AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS CENTRAL CITY LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of December 31, 2010

FIRST NATIONAL BANK OF OMAHA, as a Bank

/s/ Jeremy Reineke

By: Jeremy Reineke

Its: Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS CENTRAL CITY LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of December 31, 2010

MLIC ASSET HOLDINGS LLC, as a Bank, a Delaware limited liability company

By: TRANSMOUNTAIN LAND & LIVESTOCK COMPANY, a Montana corporation

ITS: MANAGER

/s/ Daniel A. O Neill

By: Daniel A O Neill

Its: Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS CENTRAL CITY LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of December 31, 2010

UNITED FCS, PCA, as a Bank

/s/ Jeffrey A. Schmidt

By: Jeffrey A. Schmidt

Its: CCO